UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Healthcare Business Resources Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 204.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Healthcare Business Resources Inc.

718 Thompson Lane, Suite 108-273

Nashville, Tennessee 37204

615-856-5542

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

September 22, 2023

To the Stockholders of Healthcare Business Resources Inc.:

The enclosed Information Statement is being distributed pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the holders of the common stock of Healthcare Business Resources Inc., a Delaware corporation (the “Company,” “we,” “us,” “our” or similar terminology) as of the close of business on September 8, 2023 (the “Record Date”). The common stock of the Company consists of 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”).

The purpose of the enclosed Information Statement is to notify the Company’s stockholders that, pursuant to Sections 228 and 242 of the Delaware General Corporation Law (the “DGCL”), the Board of Directors of the Company (the “Board”) has approved and adopted, and Stephen Epstein, the Company’s Chief Executive Officer, President, Chief Financial Officer, Secretary and a Director (the “Voting Stockholder”), the holder of approximately 65.8% of the voting power of our issued and outstanding Common Stock as of the Record Date, has approved by an Action by Written Consent of Stockholders in lieu of a meeting of stockholders (the “Stockholder Written Consent”) approving, an amendment (the “Amendment”) to Article Four of the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), to increase the total number of shares of Common Stock that the Company shall have authority to issue from 200,000,000 shares to 2,500,000,000 shares (the “Corporate Action”). A copy of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) reflecting the Amendment, is attached to the accompanying Information Statement as Appendix A.

This Notice of Stockholder Action by Written Consent shall constitute notice to you of the Voting Stockholder taking action by written consent under Section 228 of the DGCL.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Exchange Act. This Notice and the accompanying Information Statement constitutes notice to you of the aforementioned corporate actions to be taken without a meeting, by less than unanimous consent of our stockholders, pursuant to Section 228 of the DGCL. You are urged to read the Information Statement carefully in its entirety. However, your consent regarding the Amendment is not required and is not being solicited in connection with this corporate action. No action is required on your part in connection with the Information Statement or the actions taken by the Voting Stockholder. No meeting of our stockholders will be held or proxies requested because we have received the Stockholder Written Consent to these matters from the Voting Stockholder who holds more than fifty percent (50%) of the voting power of the aggregate issued and outstanding shares of our Common Stock as of the Record Date, which is sufficient to approve the Amendment.

This Notice and the accompanying Information Statement will be first mailed to stockholders on or about September 22, 2023. Under Rule 14c-2(b) of the Exchange Act, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders.

THIS IS FOR YOUR INFORMATION ONLY. NO ACTION IS REQUIRED ON YOUR PART IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

Stephen Epstein,

CEO, Pres., CFO, Secretary

September 22, 2023

2

Healthcare Business Resources Inc.

718 Thompson Lane, Suite 108-273

Nashville, Tennessee 37204

615-856-5542

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Overview

This Information Statement is being distributed to the holders of the Common Stock (defined below) of Healthcare Business Resources Inc. (the “Company,” “we,” “us,” “our” or similar terminology) as of the close of business on September 8, 2023, the record date (the “Record Date”) established by the Company’s Board of Directors (the “Board”), to provide you with information regarding a Corporate Action (defined below) approved by written consent in lieu of a meeting of stockholders by Stephen Epstein, the Company’s Chief Executive Officer, President, Chief Financial Officer, Secretary and a Director (the “Voting Stockholder”), the holder of approximately 65.8% of the voting power of our issued and outstanding Common Stock as of the Record Date, pursuant to Sections 228 and 242 of the Delaware General Corporation Law (the “DGCL”).

This Information Statement is being sent to you to notify you of the Corporate Action being taken and shall constitute notice to you of the Voting Stockholder taking action by written consent under Section 228 of the DGCL. We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the DGCL and of Regulation 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

This Information Statement is dated as of September 22, 2023 and is being sent or given to our stockholders of record as of the Record Date.

Amendment to Certificate of Incorporation

This Information Statement and Notice of Stockholder Action by Written Consent is being sent to our stockholders of record as of the Record Date to inform you that the Voting Stockholder, as the holder of approximately 65.8% of the voting power of our common stock, par value $0.001 per share (the “Common Stock”) as of the Record Date, has taken action by written consent (the “Stockholder Written Consent”) approving an amendment (the “Amendment”) to Article Fourth of the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), to increase the total number of shares of Common Stock that the Company shall have authority to issue from 200,000,000 shares to 2,500,000,000 shares (the “Corporate Action”). A copy of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) reflecting the Amendment, is attached to the accompanying Information Statement as Appendix A.

Purpose of Corporate Action

The purpose of the Corporate Action is to increase the number of authorized shares of Common Stock of the Company to have available additional authorized but unissued shares of Common Stock in an amount that is adequate to provide for the future needs of the Company.

The newly authorized shares of Common Stock would be available for issuance from time to time as determined by our Board for any proper purpose, which may include, without limitation, the issuance of shares of Common Stock in connection with financing or acquisition transactions and/or other corporate opportunities. We are not obligated to issue or reserve additional shares of Common Stock to any person. The Company, in the ordinary course of business, considers various possible means and strategies to finance or expand its business, which may include, among other things, the issuance of additional shares of Common Stock or other securities convertible into Common Stock for financing transactions or the possible acquisitions of, or investments in, complementary businesses and other businesses. We have no written plans or agreements for any transactions with any person, including any financing, exchange, merger, consolidation, acquisition or similar transaction, which would require the issuance of any of the additional shares of Common Stock being authorized and we cannot assure you that our Company will enter into any such transactions. No authorization for the issuance of the Common Stock by a vote of holders of Common Stock will be solicited prior to such issuance.

Board Approval

On September 8, 2023, the Board set the Record Date for stockholders entitled to consent to the Corporate Action without a meeting and approved the adoption of the Amendment and directed that the Amendment be submitted to stockholders for approval.

3

Stockholder Vote Required

The ability to proceed without a special meeting of the stockholders to approve, adopt and/or ratify the Corporate Action is authorized by Sections 228 and 242 of the DGCL which provides that, unless otherwise provided in our Certificate of Incorporation, actions required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a vote of the stockholders and may be stated as such in any document.

Our Certificate of Incorporation does not prohibit actions required or permitted to be taken at a meeting of our stockholders to be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power or a different proportion of voting power if required. Stockholders may amend, alter, change or repeal any provision of our Certificate of Incorporation with the affirmative vote of the holders of fifty percent (50%) of the voting power of the aggregate issued and outstanding shares of our Common Stock (the “Voting Threshold”). As of the Record Date, the Common Stock held by the Voting Stockholder represented Common Stock in excess of the Voting Threshold. Accordingly, to eliminate the cost and time involved in holding a meeting of stockholders, and in order to take the Corporate Action as described in this Information Statement, the Voting Stockholder executed and delivered a Stockholder Written Consent to us on the Record Date. No further stockholder action is required to approve this matter and we are not seeking consent, authorizations or proxies from you.

Vote Obtained and Stockholder Action by Written Consent

As of the Record Date, there were 21,303,000 shares of Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. Holders of Common Stock are entitled to one vote per share on all matters presented to stockholders for a vote generally. The Voting Threshold required for the adoption of the Amendment is set forth above.

As of the Record Date, the Voting Stockholder, as the holder of approximately 65.8% of the voting power of our issued and outstanding Common Stock on such date, executed and delivered to us a written consent adopting, in accordance with Section 228 of the DGCL, and our Bylaws, approving the Corporate Action.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those stockholders who did not vote. This Information Statement and the accompanying Notice of Stockholder Action by Written Consent constitute notice to you of the action by written consent as required by Section 228 of the DGCL.

Because we have obtained sufficient stockholder approval of the Corporate Action by delivery of the Stockholder Written Consent to us by the Voting Stockholder, all necessary corporate approvals in connection with the adoption of the Amendment have been obtained. No other consents or votes will be solicited in connection with this Information Statement.

Effectiveness of the Amendment

Under Rule 14c-2(b) of the Exchange Act, the Corporate Action described in this Information Statement may not be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders. The Amendment will become effective upon the filing of a Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware, which we intend to file as soon as practicable on or after the date of expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders.

Potential Effects of the Amendment

Presently, we are authorized to issue up to 200,000,000 shares of Common Stock. As of the Record Date, we have approximately 21,303,000 shares of Common Stock issued and outstanding. Our board of directors has the authority to cause us to issue additional shares of Common Stock without the consent of any of our shareholders. Because we can issue additional shares of Common Stock, our stockholders may experience dilution in the future. The Amendment, will have the effect of increasing the amount of dilution our stockholders may experience because it will enable the Board to issue up to an additional 2,478,697,000 shares of Common Stock. Consequently, you may experience more dilution in your ownership of our Common Stock in the future.

Also, issuance of additional shares of our Common Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares of Common Stock that are entitled to vote and by increasing the number of votes required to approve a change in control. The ability of our Board to issue additional shares of our Common Stock could discourage an attempt by a party to acquire control of the Company. As a result, stockholders could be deprived of benefits that could result from such an attempt, such as the realization of a premium over the market price of the shares that such an attempt could cause.

4

Moreover, the issuance of additional shares of our Common Stock to persons whose interests are aligned with that of our Board could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally. Although the Amendment could, under certain circumstances, have an anti-takeover effect, the Amendment was neither proposed nor approved in response to any effort of which we are aware to obtain or change control of the Company, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect.

Description of Common Stock

Holders of Common Stock are entitled to one vote per share on all matters presented to stockholders for a vote generally. There is no cumulative voting with respect to the election of directors, with the result that directors will be elected by a plurality of the votes cast. Holders of Common Stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available for this purpose. In the event of our liquidation, dissolution or winding up, holders of Common Stock are entitled to receive on a proportional basis any assets remaining available for distribution after payment of our liabilities. Holders of Common Stock have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the Common Stock. All outstanding shares of the Common Stock are fully paid and non-assessable.

Interest of Certain Persons in or Opposition to the Corporate Action

None of our officers and directors have any substantial interest in the matters acted upon pursuant to the Stockholder Written Consent, other than in their respective roles as officers or directors of the Company and to the extent affected by the terms of the Amendment as holders of shares, or securities exercisable for shares, of our Common Stock. None of our officers or directors oppose the Corporate Action.

Dissenters’ Rights of Appraisal

Under the DGCL, Company stockholders are not entitled to appraisal rights with respect to the Corporate Action.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of (i) each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock; and (ii) each of our officers and directors, and officers and directors as a group:

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)(2)	Number	Percent (3)(4)
5% Stockholders
Meraki Partners LLC (5)	3,500,000	16.4%

Directors and Executive Officers
Stephen Epstein, Chief Executive Officer, President, Chief Financial Officer, Secretary and Director (6)	14,016,000	65.8%
Howard T. Wall, III, Director (7)	1,270,000	6.0%
All executive officers and directors as a group (2 persons)	15,286,000	71.8%

________________

(1)

As of the Record Date, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days of the Record Date.

(2)	In care of the Company at 718 Thompson Lane, Suite 108-273, Nashville, Tennessee 37204.
(3)	Based on 21,303,000 shares of common stock outstanding.
(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)	Joel Arberman is the Managing Member of Meraki Partners, LLC and has sole voting and investment power over these securities.
(6)

Does not include 450,000 shares of common stock owned by RSET Investments QOZB, LLC, which is owned and controlled by Robert Epstein. Stephen Epstein holds a Power of Attorney on behalf of Robert Epstein.

(7)	Includes 520,000 shares of common stock and options to purchase up to 750,000 shares of common stock.

5

We are not aware of any pledge arrangements or otherwise that could result in a change of control.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2023, Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2023 and any reports prior to or subsequent to that date.

The Company’s filings with the SEC are available to the public from the SEC’s website, http://www.sec.gov. The Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2023, and other reports filed under the Exchange Act, are also available to any stockholder, free of charge, on the Company’s website at http://www.healthcarebusinessresources.com.

Stockholder Communications

Any stockholder or any other interested party who desires to communicate with our Board of Directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 718 Thompson Lane, Suite 108-273, Nashville, Tennessee 37204. The Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.

Delivery Of Documents to Security Holders Sharing an Address

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written request sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 718 Thompson Lane, Suite 108-273, Nashville, Tennessee 37204, The telephone number of our executive offices is 615-856-5542.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

Costs of the Amendment

We will pay all of the costs of the Amendment, including distributing this Information Statement. To the extent applicable, we may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our shares of common stock. We are not soliciting any proxies and will not contract for other services in connection with the stockholder action approving the Amendment.

Other Matters

This Information Statement is dated September 22, 2023. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date above, unless expressly provided, and the mailing of this Information Statement to stockholders on or about September 22, 2023, or on any date thereafter, does not create any implication to the contrary.

By Order of the Board of Directors

Stephen Epstein,

CEO, Pres., CFO, Secretary

September 22, 2023

6

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

HEALTHCARE BUSINESS RESOURCES INC.

Healthcare Business Resources Inc. (the “corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1.

Pursuant to Section 242 of the DGCL, this Certificate of Amendment to Certificate of Incorporation (this “Amendment”) amends the provisions of the Certificate of Incorporation of the corporation, filed with the Delaware Secretary of State on September 9, 2019 (as amended, the “Certificate”).

2.

This Amendment has been approved and duly adopted by resolution of the corporation’s Board of Directors and the written consent of the requisite majority of stockholders in accordance with the provisions of Sections 228 and 242 of the DGCL and the provisions of the Certificate.

3.	Article Four of the Certificate of Incorporation is amended to read in its entirety as follows:

FOURTH: The total number of shares of which the corporation is authorized to issue is 2,500,000,000 shares of common stock, par value $0.001 per share.

4.	All other provisions of the Certificate remain in full force and effect.

IN WITNESS WHEREOF, the undersigned duly authorized officer of the corporation has executed this Certificate of Amendment to Certificate of Incorporation as of [_____], 2023.

HEALTHCARE BUSINESS RESOURCES INC.

By:
Name: Stephen Epstein,
Title: CEO, Pres., CFO, Secretary

A-1